EXHIBIT 4.7.1(rr)

Upon recording, return to:

Ms. Shawne M. Keenan

Sutherland Asbill & Brennan LLP

999 Peachtree Street, N.E.

Atlanta, Georgia 30309-3996

PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES,

COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION),

GRANTOR,

to

U.S. BANK NATIONAL ASSOCIATION,

TRUSTEE

FORTY-THIRD SUPPLEMENTAL

INDENTURE

Relating to the

Series 2008A (Burke) Note

Series 2008B (Burke) Note

Series 2008C (Burke) Note

Dated as of August 1, 2008

FIRST MORTGAGE OBLIGATIONS

THIS FORTY-THIRD SUPPLEMENTAL INDENTURE, dated as of August 1, 2008, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (hereinafter called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as Trustee (in such capacity, the “Trustee”).

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the “Original Indenture”), a conformed counterpart of which is attached hereto as Exhibit A to this instrument that will be recorded in Washington County, Georgia and such Original Indenture is incorporated herein by reference, for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture);

WHEREAS, the Company has heretofore executed and delivered to the Trustee forty-two Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter supplemented and modified, being herein sometimes called the “Indenture”), and the Original Indenture and the forty-two Supplemental Indentures have been recorded as set forth on Schedule 1, and copies of the prior forty-two Supplemental Indentures are attached hereto as Exhibit B to this instrument and will be recorded in Washington County, Georgia, and such Supplemental Indentures are incorporated herein by reference;

Series 2008A Burke Bonds

WHEREAS, the Burke Authority has agreed to issue $25,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2008A (the “Series 2008A Burke Bonds”), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of August 1, 2008, relating thereto (the “Series 2008A Burke Loan Agreement”);

WHEREAS, the Company’s obligation to repay the loan of the proceeds of the Series 2008A Burke Bonds is evidenced by that certain Series 2008A (Burke) Note, dated the date of its authentication (the “Series 2008A (Burke) Note”), from the Company to U.S. Bank National Association, as trustee (in such capacity, the “Series 2008A Burke Trustee”), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of August 1, 2008 (the “Series 2008A Burke Indenture”), between the Burke Authority and the Series 2008A Burke Trustee;

Series 2008B Burke Bonds

WHEREAS, the Burke Authority has agreed to issue $75,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds

(Oglethorpe Power Corporation Vogtle Project), Series 2008B (the “Series 2008B Burke Bonds”), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of August 1, 2008, relating thereto (the “Series 2008B Burke Loan Agreement”);

WHEREAS, the Company’s obligation to repay the loan of the proceeds of the Series 2008B Burke Bonds is evidenced by that certain Series 2008B (Burke) Note, dated the date of its authentication (the “Series 2008B (Burke) Note”), from the Company to U.S. Bank National Association, as trustee (in such capacity, the “Series 2008B Burke Trustee”), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of August 1, 2008 (the “Series 2008B Burke Indenture”), between the Burke Authority and the Series 2008B Burke Trustee;

Series 2008C Burke Bonds

WHEREAS, the Burke Authority has agreed to issue $155,035,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2008C (the “Series 2008C Burke Bonds”), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of August 1, 2008, relating thereto (the “Series 2008C Burke Loan Agreement”);

WHEREAS, the Company’s obligation to repay the loan of the proceeds of the Series 2008C Burke Bonds is evidenced by that certain Series 2008C (Burke) Note, dated the date of its authentication (the “Series 2008C (Burke) Note”), from the Company to U.S. Bank National Association, as trustee (in such capacity, the “Series 2008C Burke Trustee”), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of August 1, 2008 (the “Series 2008C Burke Indenture”), between the Burke Authority and the Series 2008C Burke Trustee;

WHEREAS, the Company will use the proceeds from the sale of the Burke Bonds to refinance (i) $156,515,000 in original aggregate principal amount outstanding of the Authority’s Adjustable Tender Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1993A and (ii) $98,520,000 in original aggregate principal amount outstanding of the Authority’s Adjustable Tender Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1994A;

WHEREAS, the Company has acquired certain real property located in Washington County, Georgia, more particularly described on Exhibit C attached hereto (the “Washington County Property”);

WHEREAS, at the time the Company executed and delivered the Original Indenture, the Company did not have a property interest in any real property located in Washington County, Georgia;

WHEREAS, the Company desires to execute and deliver this Forty-Third Supplemental Indenture, in accordance with the provisions of the Original Indenture, for the purpose of (i) conveying and confirming unto the Trustee the property more particularly described on Exhibit

C and Exhibit D hereto and (ii) providing for the creation and designation of the Series 2008A (Burke) Note, the Series 2008B (Burke) Note, and the Series 2008C (Burke) Note (collectively, the “Notes”) as Additional Obligations and specifying the form and provisions thereof;

WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations, the Company, when authorized by a Board Resolution, and the Trustee, may enter into Supplemental Indentures for the purposes and subject to the conditions set forth in said Section 12.1, including to create additional series of Obligations under the Indenture and to make provisions for such additional series of Obligations; and

WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Notes, to make the Notes to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligation of the Company, and to constitute the Indenture a valid and binding lien for the security of the Notes, in accordance with its terms, have been done and taken; and the execution and delivery of this Forty-Third Supplemental Indenture has been in all respects duly authorized by the Company.

NOW, THEREFORE, THIS FORTY-THIRD SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when authenticated and delivered, the Notes, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture and including the Washington County Property, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the Notes are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described on Exhibit C and Exhibit D attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Original Indenture subject in all cases to Sections 5.2 and 11.2 B of the Original Indenture and to the rights of the Company under the Original Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Original Indenture to the extent contemplated thereby.

PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property

described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of “Excepted Property” in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture), upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

The Company may, however, pursuant to the Granting Clause Third of the Original Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property.

TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created by the Indenture, forever.

SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof.

BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.

UPON CONDITION that, until the happening of an Event of  Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Original Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate.

THE INDENTURE, INCLUDING THIS FORTY-THIRD SUPPLEMENTAL INDENTURE, is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations.  Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered.

AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:

ARTICLE I

THE NOTES AND CERTAIN PROVISIONS RELATING THERETO

Section 1.1            Authorization and Terms of the Notes.

A.    The Series 2008A (Burke) Note

There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the “Series 2008A (Burke) Note” (hereinafter referred to as the “Series 2008A (Burke) Note”), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof.  The aggregate principal amount of the Series 2008A (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $25,000,000.

The Series 2008A (Burke) Note shall be dated the date of its authentication.  The Series 2008A (Burke) Note shall mature on January 1, 2033 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof.  The Series 2008A (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as the Series 2008A Burke Trustee.

All payments made on the Series 2008A (Burke) Note shall be made to the Series 2008A Burke Trustee at its corporate office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the date payment is due.

B.    The Series 2008B (Burke) Note

There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the “Series 2008B (Burke) Note” (hereinafter referred to as the “Series 2008B (Burke) Note”), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof.  The aggregate principal amount of the Series 2008B (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $75,000,000.

The Series 2008B (Burke) Note shall be dated the date of its authentication.  The Series 2008B (Burke) Note shall mature on January 1, 2033 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof.  The Series 2008B (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as the Series 2008B Burke Trustee.

All payments made on the Series 2008B (Burke) Note shall be made to the Series 2008B Burke Trustee at its corporate office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the date payment is due.

C.    The Series 2008C (Burke) Note

There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the “Series 2008C (Burke) Note” (hereinafter referred to as the “Series 2008C (Burke) Note”), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof.  The aggregate principal amount of the Series 2008C (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $155,035,000.

The Series 2008C (Burke) Note shall be dated the date of its authentication.  The Series 2008C (Burke) Note shall mature on January 1, 2043 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof.  The Series 2008C (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as the Series 2008C Burke Trustee.

All payments made on the Series 2008C (Burke) Note shall be made to the Series 2008C Burke Trustee at its corporate office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the date payment is due.

Section 1.2            Form of the Notes.

A.    The Series 2008A (Burke) Note

The Series 2008A (Burke) Note and the Trustee’s certificate of authentication for the Series 2008A (Burke) Note shall be substantially in the form of Exhibit E attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

B.    The Series 2008B (Burke) Note

The Series 2008B (Burke) Note and the Trustee’s certificate of authentication for the Series 2008B (Burke) Note shall be substantially in the form of Exhibit F attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

C.    The Series 2008C (Burke) Note

The Series 2008C (Burke) Note and the Trustee’s certificate of authentication for the Series 2008C (Burke) Note shall be substantially in the form of Exhibit G attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

ARTICLE II

MISCELLANEOUS

Section 2.1            This Forty-Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore supplemented and as hereby supplemented and modified, is hereby confirmed.  Except to the extent inconsistent with the express terms hereof, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the Notes to the same extent as if specifically set forth herein.  All references herein to Sections, definitions or other provisions of the Original Indenture shall be to such Sections, definitions and other provisions as they may be amended or modified from time to time pursuant to the Indenture.  All capitalized terms used in this Forty-Third Supplemental Indenture shall have the same meanings assigned to them in the Original Indenture, except in cases where the context clearly indicates otherwise.

Section 2.2            All recitals in this Forty-Third Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 2.3            Whenever in this Forty-Third Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Forty-Third Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

Section 2.4            Nothing in this Forty-Third Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Forty-Third Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Forty-Third Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.

Section 2.5            This Forty-Third Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

Section 2.6            To the extent permitted by applicable law, this Forty-Third Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated.  The mailing address of the Company, as debtor is:

2100 East Exchange Place

Tucker, Georgia 30084-5336,

and the mailing address of the Trustee, as secured party, is:

U.S. Bank National Association

Attention: Corporate Trust Services

1349 West Peachtree Street, NW

Suite 1050, Two Midtown Plaza

Atlanta, Georgia 30309

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IN WITNESS WHEREOF, the parties hereto have caused this Forty-Third Supplemental Indenture to be duly executed under seal as of the day and year first written above.

Company:	OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia

	By:	/s/ Elizabeth B. Higgins
Elizabeth B. Higgins
Chief Financial Officer

Signed, sealed and delivered	Attest:	/s/ Patricia N. Nash
by the Company in the presence of:		Patricia N. Nash
Secretary

/s/ Paulette Hurteau		[CORPORATE SEAL]
Witness

/s/ Thomas J. Brendiar
Notary Public

(Notarial Seal)

My commission expires:	1/27/09

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Trustee:	U.S. BANK NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Jack Ellerin
Signed and delivered		Authorized Agent
by the Trustee in the
Presence of:

/s/ Felicia Powell
Witness

/s/ Marcia Williams
Notary Public

(Notarial Seal)

My commission expires:	5/7/12

Exhibit A

[A CONFORMED COUNTERPART OF THE ORIGINAL INDENTURE]

Filed only in Washington County, Georgia.

A-1

Exhibit B

[COPIES OF THE PRIOR FORTY-TWO SUPPLEMENTAL INDENTURES]

Filed only in Washington County, Georgia.

B-1

Exhibit C

LEGAL DESCRIPTION OF WASHINGTON COUNTY PROPERTY

FEE PARCEL — TRACT 1

All that tract or parcel of land lying and being in the 96th G.M. District and the 1350th G.M. District of Washington County, Georgia, containing approximately 504.05 acres more or less, and being more particularly described as follows:

Commencing at the intersection of the Western Right Of Way of Hamburg State Park Road (90 foot ROW) and the Northern Right Of Way of Sparta-Davisboro Road (100 foot ROW), thence following the Northern Right Of Way Line of Sparta-Davisboro Road 5,734 feet +/- to an ½ inch iron pipe found, having Georgia East Zone Grid Coordinates N=1141168.393 feet, E=457732.477 feet, said point being the POINT OF BEGINNING.

Thence continuing along the Northern Right Of Way Line of Sparta-Davisboro Road a curve to the left having a radius of 2,915.10 feet and an arc length of 6.71 feet with a chord bearing of N56°48’12”W and a chord distance of 6.71 feet to a point; thence N56°52’10”W, a distance of 1,491.23 feet to a rebar set; thence N56°52’10”W, a distance of 375.36 feet to an ½ inch iron pipe found; thence N56°52’10”W, a distance of 789.51 feet to a point; thence along a curve to the right having a radius of 1,860.11 feet and an arc distance of 669.86 feet with a chord bearing of N46°33’10”W and a chord distance of 666.25 feet to a point; thence N36°14’10”W, a distance of 426.30 feet to a point; thence along a curve to the right having a radius of 2,814.93 feet and an arc distance of 378.30 feet with a chord bearing of N32°23’10”W and a chord distance of 378.02 feet to a point; thence N28°32’15”W, a distance of 1,039.46 feet to a ½ inch iron pipe found; thence leaving the Northern Right of Way Line of Sparta-Davisboro Road N25°36’54”E, a distance of 1,143.04 feet to a point; thence meandering along the run of Little Cowpen Creek the following courses and distances: N42°34’33”E, a distance of 8.26 feet to a point; thence N36°08’02”E a distance of 55.83 feet to a point; thence N38°56’27”E, a distance of 206.24 feet to a point; thence N58°20’43”E, a distance of 150.08 feet to a point; thence N61°11’44”E, a distance of 102.89 feet to a point; thence S88°42’30”E, a distance of 45.46 feet to a point; thence N60°42’51”E, a distance of 120.49 feet to a point; thence N48°16’57”E, a distance of 93.35 feet to a point; thence N47°57’26”E, a distance of 112.24 feet to a point; thence S89°36’04”E, a distance of 101.26 feet to a point; thence N68°21’45”E, a distance of 139.72 feet to a point; thence N70°39’43”E, a distance of 98.83 feet to a point; thence N71°28’05”E, a distance of 90.70 feet to a point; thence S56°01’49”E, a distance of 92.66 feet to a point; thence S56°22’32”E, a distance of 52.76 feet to a point; thence N80°17’59”E, a distance of 115.04 feet to a point; thence S66°16’41”E, a distance of 118.98 feet to a point; thence S87°13’19”E, a distance of 86.69 feet to a point; thence N34°05’05”E, a distance of 48.38 feet to a point; thence N73°19’56”E, a distance of 76.57 feet to a point; thence N43°14’18”E, a distance of 85.86 feet to a point; thence N53°13’04”E, a distance of 71.30 feet to a point; thence N37°10’29”E, a distance of 65.13 feet to a point; thence S86°07’43”E, a distance of 58.36 feet to a point; thence N78°06’27”E, a distance of 66.68 feet to a point; thence N80°22’56”E, a distance of 99.88 feet to a point; thence N62°31’33”E, a distance of 71.96 feet to a point; thence N88°14’21”E, a distance of 158.94 feet to a point; thence N53°40’08”E, a distance of 49.88 feet to a point; thence S79°36’50”E, a distance of 114.42 feet to a point; thence N73°07’18”E, a distance of 84.81 feet to a point; thence N71°52’51”E, a distance of 87.83 feet to a point; thence N58°05’19”E, a distance of 50.89 feet to a point; thence N59°51’20”E, a distance of 81.61 feet to a point; thence N17°11’54”E, a distance of 65.22 feet to a point; thence N60°48’49”E, a distance of 88.70 feet to a point; thence N42°37’26”E, a distance of 82.85 feet to a point; thence S54°27’43”E, a distance of 79.39 feet to a point; thence N41°45’52”E, a distance of 84.41 feet to a point; thence N84°22’13”E, a distance of 41.78 feet to a point; thence N61°09’13”E, a distance of 91.96 feet to a point; thence N41°01’47”E, a distance of 37.13 feet to a point; thence N83°28’04”E, a distance of 131.87 feet to a point; thence S69°15’19”E, a distance of 62.03 feet to a point; thence S28°49’48”E, a distance of 54.93 feet to a point; thence N70°36’11”E, a distance of 172.68 feet to a point; thence S74°32’34”E, a distance of 66.97 feet to a point; thence S68°34’47”E, a distance of 62.35 feet to a point; thence N66°03’12”E, a distance of 69.88 feet to a point; thence N65°31’13”E, a distance of 101.69 feet to a point; thence S64°23’40”E, a distance of 80.12 feet to a point; thence S62°12’21”E, a distance of 144.23 feet to a point; thence S68°34’01”E, a distance of 124.06 feet to a point; thence N61°34’28”E, a distance of 101.57 feet to a point; thence N72°25’56”E, a distance of 107.90 feet to a point; thence N63°56’49”E, a distance of 133.11 feet to a point; thence N51°03’17”E, a distance of 84.63 feet to a point; thence leaving the run of Little Cowpen Creek and along the run of Reynolds Branch the following courses and distances: thence S23°48’49”W, a distance of 270.57 feet to a point; thence S09°56’53”W, a distance of 130.44 feet to a point; thence S12°40’19”W, a distance of 93.82 feet to a point; thence S09°04’28”W, a distance of 103.10 feet to a point; thence S31°50’02”E, a distance of 61.03 feet to a point; thence S52°14’40”E, a distance of 91.90 feet to a point; thence S36°35’09”E, a distance of 70.38 feet to a point; thence S29°51’48”E, a distance of 132.38 feet to a point; thence S05°47’55”E, a distance of 86.75 feet to a point; thence S36°06’52”E, a distance of 159.38 feet to a point; thence S60°04’37”E, a distance of 105.08 feet to a point; thence S52°21’52”E, a distance of 98.94 feet to a point; thence S52°54’45”E, a distance of 108.95 feet to a point; thence S43°05’16”E, a distance of 110.74 feet to a point; thence S19°29’45”E, a distance of 71.79 feet to a point; thence S24°26’37”E, a distance of 92.49 feet to a point; thence S43°50’34”E, a distance of 73.87 feet to a point; thence S84°43’21”E, a distance of 43.14 feet to a point; thence S16°47’48”E, a distance of 136.04 feet to a point; thence S31°59’10”E, a distance of 89.55 feet to a point; thence S01°26’54”W, a distance of 81.07 feet to a point; thence S48°50’23”E, a distance of 48.09 feet to a point; thence S33°19’43”E, a distance of 76.43 feet to a point; thence S16°37’00”E, a distance of 77.31 feet to a point; thence S29°06’04”E, a distance of 52.42 feet to a point; thence S12°49’17”W, a distance of 71.25 feet to a point; thence S04°48’05”E, a distance of 117.55 feet to a point; thence S15°41’13”W, a distance of 82.40 feet to a point; thence S03°11’58”W, a distance of 91.98 feet to a point; thence S14°51’59”E, a distance of 119.31 feet to a point; thence S06°48’18”W, a distance of 88.91 feet to a point; thence S30°57’51”E, a distance of 104.27 feet to a point; thence S15°23’00”W, a distance of 104.08 feet to a point; thence S23°47’38”E, a distance of 76.31 feet to a point; thence S20°08’27”W, a distance of 136.71 feet to a point; thence S36°05’01”W, a distance of 69.23 feet to a point; thence S00°42’21”E, a distance of 70.01 feet to a point; thence S11°41’43”W, a distance of 88.92 feet to a point; thence S48°05’27”W, a distance of 54.56 feet to a point; thence S10°15’51”W, a distance of 119.24 feet to a point; thence S17°26’22”E, a distance of 115.09 feet to a point; thence S04°25’00”E, a distance of 93.60 feet to a point; thence S25°49’38”E, a distance of 82.67 feet to a point; thence S41°06’57”E, a distance of 21.13 feet to a point; thence S17°23’21”W, a distance of 54.63 feet to a point; thence

S07°12’09”W, a distance of 41.40 feet to a point; thence S03°03’35”W, a distance of 69.73 feet to a point; thence S04°21’06”W, a distance of 40.86 feet to a point; thence S01°30’00”W, a distance of 52.64 feet to a point; thence S43°40’14”W, a distance of 32.43 feet to a point; thence S17°59’58”W, a distance of 67.86 feet to a point; thence S28°09’39”W, a distance of 47.33 feet to a point; thence S04°02’51”W, a distance of 44.51 feet to a point; thence S11°07’45”W, a distance of 47.16 feet to a point; thence S13°29’22”E, a distance of 18.73 feet to a point; thence S46°51’24”W, a distance of 21.54 feet to a point; thence N88°37’56”W, a distance of 51.05 feet to a point; thence S31°02’36”W, a distance of 46.89 feet to a point; thence N89°54’48”W, a distance of 58.68 feet to a point; thence S83°25’46”W, a distance of 52.23 feet to a point; thence S83°08’05”W, a distance of 34.38 feet to a point; thence S61°32’15”W, a distance of 38.12 feet to a point; thence S78°12’40”W, a distance of 70.39 feet to a point; thence N64°09’41”W, a distance of 43.08 feet to a point; thence S40°28’58”W, a distance of 88.19 feet to a point; thence S26°11’02”W, a distance of 28.98 feet to a point; thence N80°30’07”W, a distance of 50.54 feet to a point; thence S25°09’55”W, a distance of 30.26 feet to a point; thence S72°06’25”W, a distance of 44.97 feet to a point; thence S87°16’35”W, a distance of 49.00 feet to a point; thence S54°45’04”W, a distance of 46.35 feet to a point; thence S75°28’37”W, a distance of 24.76 feet to a point; thence N47°08’12”W, a distance of 20.34 feet to a point; thence S78°33’55”W, a distance of 75.66 feet to a point; thence S38°25’14”W, a distance of 13.95 feet to a point; thence N79°16’20”W, a distance of 24.78 feet to a point; thence S34°10’04”W, a distance of 15.56 feet to a point; thence S68°09’49”W, a distance of 44.70 feet to a point; thence N69°32’42”W, a distance of 15.54 feet to a point; thence S83°09’52”W, a distance of 32.97 feet to a point; thence N77°14’57”W, a distance of 32.70 feet to a point; thence N41°41’02”W, a distance of 18.41 feet to a point; thence N89°16’09”W, a distance of 38.72 feet to a point; thence S59°43’50”W, a distance of 20.32 feet to a point; thence S76°49’28”W, a distance of 39.19 feet to a point; thence N71°00’38”W, a distance of 16.94 feet to a point; thence leaving the run of Reynolds Branch S48°10’59”E, a distance of 19.60 feet to a 1/2” iron pipe found; thence continuing S48°10’59”E, a distance of 84.32 feet to a 16 inch Hickory tree; thence S36°56’33”W, a distance of 866.47 feet to a 5/8 inch iron pipe set; thence S37°39’10”W, a distance of 803.99 feet to a ½ inch iron pipe found, said point being the POINT OF BEGINNING.

Said property being shown as Tax Parcel 089 001 and Tax Parcel 089 001A, containing 504.05 acres more or less, on that property plat of Gerrell Estate for Oglethorpe Power Corporation prepared by Ward Edwards, Inc., Michael J. Gardner, Georgia Registered Land Surveyor No. 2285, dated July 3, 2008.

EASEMENT - PARCEL 1

All that tract or parcel of land lying and being in the 1350th G.M. District of Washington County, Georgia, containing approximately 36.890 acres more or less, and being more particularly described as follows:

BEGINNING at a point on the Western Right Of Way Line of Sparta-Davisboro Road, having Georgia East Zone Grid Coordinates N=1144909.86 feet, E=453778.12 feet, said point being the POINT OF BEGINNING.

Thence along the Western Right Of Way Line of Sparta-Davisboro Road a curve to the right with a radius of 2,958.85 feet and an arc length of 364.23 feet with a chord bearing of S34°16’38”E and a chord distance of 364.00 feet to a point; thence N89°46’56”W, a distance of 1,618.61 feet to a point; thence N52°05’33”W, a distance of 3,902.64 feet to a point on the existing 150 foot GTC Easement; thence along said GTC Easement N24°23’37”E, a distance of 308.54 feet to a point; thence leaving said easement S52°05’33”E, a distance of 3,872.35 feet to a point; thence S89°46’56”E, a distance of 1,310.07 feet to a point, said point being the POINT OF BEGINNING.

Said property being shown as Parcel 1, containing 36.890 acres more or less, on that easement area plat of Gerrell Estate, transmission line easement, for Georgia Transmission, prepared by Ward Edwards, Inc., Michael J. Gardner, Georgia Registered Land Surveyor No. 2285, dated July 2, 2008.

EASEMENT - PARCEL 2

All that tract or parcel of land lying and being in the 1350th G.M. District of Washington County, Georgia, containing approximately 0.793 acres more or less, and being more particularly described as follows:

BEGINNING at a ½ inch iron pipe found on the Northern Right Of Way Line of Sparta-Davisboro Road, having Georgia East Zone Grid Coordinates N=1144660.48 feet, E=454068.93 feet, said point being the POINT OF BEGINNING.

Thence along the Northern Right Of Way Line of Sparta-Davisboro Road a curve to the left having a radius of 3,058.85 feet and an arc length of 298.81 feet with a chord bearing of N33°33’17”W and a chord distance of 298.69 feet to a point; thence S89°46’56”E, a distance of 283.94 feet to a point; thence S25°36’54”W, a distance of 274.84 feet to ½ inch iron pipe found, said point being the POINT OF BEGINNING.

Said property being shown as Parcel 2, containing 0.793 acres more or less, on that easement area plat of Gerrell Estate, transmission line easement, for Georgia Transmission, prepared by Ward Edwards, Inc., Michael J. Gardner, Georgia Registered Land Surveyor No. 2285, dated July 2, 2008.

Exhibit D

All property of the Company in the Counties in Appling, Ben Hill, Burke, Carroll, Clarke, Cobb, DeKalb, Floyd, Heard, Jackson, Monroe, Talbot, Toombs and Washington, State of Georgia and including, without limitation, the following Described property, to-wit:

ALL THAT TRACT OR PARCEL OF LAND lying and being in 68th GMD, Burke County, Georgia, being more particularly described as follows:

BEGINNING at an iron pin found on the northeasterly right of way line of a paved road, said iron pin found having State Plane Coordinates [East Zone] of North 1139587.27 feet and East 785149.84 feet; thence running south 31 degrees 26 minutes 36 seconds east along said northeasterly right of way line a distance of 29.31 feet to a point; thence running north 27 degrees 02 minutes 15 seconds east along the southeasterly line of an access road a distance of 405.01 feet to a point; thence running along the arc of a curve to the right along the southeasterly and southerly line of said access road an arc distance of 276.68 feet to a point (said curve having a radius of 295.03 feet and said arc being subtended by a chord bearing north 53 degrees 47 minutes 12 seconds east a chord distance of 266.65 feet); thence running north 80 degrees 31 minutes 13 seconds east along the southerly line of said access road a distance of 775.52 feet to a point; thence running along the arc of a curve to the left along the southerly, southeasterly and easterly line of said access road an arc distance of 211.95 feet to a point (said curve having a radius of 142.01 feet and said arc being subtended by a chord bearing north 37 degrees 46 minutes 08 seconds east a chord distance of 192.82 feet); thence running north 03 degrees 31 minutes 04 seconds west along the easterly line of said access road a distance of 101.31 feet to a point; thence leaving said access road and running north 84 degrees 51 minutes 50 seconds east a distance of 86.25 feet to a nail; thence running north 05 degrees 10 minutes 58 seconds west a distance of 54.56 feet to a nail; thence running north 84 degrees 51 minutes 50 seconds east a distance of 128.62 feet to a point; thence running south 50 degrees 08 minutes 10 seconds east a distance of 162.90 feet to a point; thence running north 39 degrees 51 minutes 50 seconds east a distance of 742.04 feet to a point; thence running north 50 degrees 08 minutes 10 seconds west a distance of 323.28 feet to a point; thence running south 84 degrees 51 minutes 50 seconds west a distance of 841.10 feet to a point; thence running south 05 degrees 08 minutes 10 seconds east a distance of 96.21 feet to a point; thence running south 84 degrees 51 minutes 50 seconds west a distance of 201.64 feet to a point; thence running south 05 degrees 08 minutes 10 seconds east a distance of 357.27 feet to a point; thence running south 59 degrees 31 minutes 16 seconds east a distance of 317.05 feet to a point; thence running north 84 degrees 51 minutes 50 seconds east a distance of 30.22 feet to a point; thence running south 05 degrees 10 minutes 58 seconds east a distance of 54.56 feet to a point; thence running north 84 degrees 51 minutes 50 seconds east a distance of 78.58 feet to a point; thence running south 03 degrees 31 minutes 04 seconds east along the westerly line of an access road a distance of 100.60 feet to a point; thence running along the arc of a

D-1

curve to the right along the westerly, northwesterly and northerly line of said access road an arc distance of 137.90 feet to a point (said curve having a radius of 92.01 feet and said arc being subtended by a chord bearing south 37 degrees 35 minutes 29 seconds west a chord distance of 125.35 feet); thence running south 80 degrees 31 minutes 13 seconds west along the northerly line of said access road a distance of 775.47 feet to a point; thence leaving said northerly line of said access road and running along the arc of a curve to the left an arc distance of 190.70 feet to a point (said curve having a radius of 345.03 feet and said arc being subtended by a chord bearing south 64 degrees 48 minutes 32 seconds west a chord distance of 88.28 feet); thence running south 27 degrees 02 minutes 02 seconds west a distance of 519.19 feet to an iron pin found and the point of BEGINNING; said tract containing 17.41 acres, more or less, all as shown on Georgia Power Company Drawing Number H-825-5, dated October 3, 2003, last revised February 23, 2008.

D-2

Exhibit E

[Form of Series 2008A (Burke) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF AUGUST 1, 2008, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2008A (BURKE) NOTE DATE: AUGUST 27, 2008

(VOGTLE PROJECT)

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (“Oglethorpe”), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the “Burke Authority”) to issue $25,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2008A (the “Series 2008A (Burke) Bonds”) and to loan the proceeds thereof to Oglethorpe, hereby promises to pay to U.S. Bank National Association (the “Series 2008A (Burke) Trustee”), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of August 1, 2008, from the Burke Authority to the Series 2008A (Burke) Trustee (the “Series 2008A (Burke) Indenture”), or its successor in trust, the principal sum of $25,000,000, together with interest and prepayment premium (if any) thereon as follows:

(a)           on or before each Interest Payment Date (as defined in the Series 2008A (Burke) Indenture), a sum which will equal the interest on the Series 2008A (Burke) Bonds which will become due on such Interest Payment Date on the Series 2008A (Burke) Bonds;

(b)           on or before January 1, 2032, a sum which will equal the principal amount of the Series 2008A (Burke) Bonds which will become due on January 1, 2032;

(c)           on or before January 1, 2033, a sum which will equal the principal amount of the Series 2008A (Burke) Bonds which will become due on January 1, 2033; and

(d)           on or before any redemption date for the Series 2008A (Burke) Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2008A (Burke) Bonds which are to be redeemed on such date.

This Series 2008A (Burke) Note evidences the Loan (as defined in the Series 2008A (Burke) Loan Agreement hereinafter referred to) by the Burke Authority to Oglethorpe and the obligation of Oglethorpe to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of August 1, 2008 (the “Series 2008A (Burke) Loan Agreement”), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2008A (Burke) Bonds.

This Series 2008A (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the “Original Indenture”), as heretofore supplemented and as supplemented by the Forty-Third Supplemental Indenture, dated as of August 1, 2008 (the “Forty-Third Supplemental Indenture”), between Oglethorpe, as grantor, and U.S. Bank National Association, successor to SunTrust Bank, Atlanta, as trustee (in such capacity, the “Indenture Trustee”) (the Original Indenture, as supplemented, the “Indenture”).  Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2008A (Burke) Note and of the terms upon which this Series 2008A (Burke) Note is authenticated and delivered.  This Series 2008A (Burke) Note is created by the Forty-Third Supplemental Indenture and designated as the “Series 2008A (Burke) Note.”

All payments hereon are to be made to the Series 2008A (Burke) Trustee at its office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due.  As set forth in Section 4.6 of the Series 2008A (Burke) Loan Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Series 2008A (Burke) Loan Agreement.

This Series 2008A (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Series 2008A (Burke) Loan Agreement.

If the Series 2008A (Burke) Trustee shall accelerate payment of the Series 2008A (Burke) Bonds, all payments on this Series 2008A (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Series 2008A (Burke) Loan Agreement.  The Series 2008A (Burke) Loan Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2008A (Burke) Trustee.

No recourse shall be had for the payments required hereby or for any claim based herein or in the Series 2008A (Burke) Loan Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

This Series 2008A (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

This Series 2008A (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, Oglethorpe has caused this Series 2008A (Burke) Note to be executed in its corporate name by its Chief Financial Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Elizabeth B. Higgins
Chief Financial Officer
(SEAL)

Attest:

Patricia N. Nash
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Agent

Exhibit F

[Form of Series 2008B (Burke) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF AUGUST 1, 2008, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2008B (BURKE) NOTE DATE: AUGUST 27, 2008

(VOGTLE PROJECT)

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (“Oglethorpe”), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the “Burke Authority”) to issue $75,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2008B (the “Series 2008B (Burke) Bonds”) and to loan the proceeds thereof to Oglethorpe, hereby promises to pay to U.S. Bank National Association (the “Series 2008B (Burke) Trustee”), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of August 1, 2008, from the Burke Authority to the Series 2008B (Burke) Trustee (the “Series 2008B (Burke) Indenture”), or its successor in trust, the principal sum of $75,000,000, together with interest and prepayment premium (if any) thereon as follows:

(a)           on or before each Interest Payment Date (as defined in the Series 2008B (Burke) Indenture), a sum which will equal the interest on the Series 2008B (Burke) Bonds which will become due on such Interest Payment Date on the Series 2008B (Burke) Bonds;

(b)           on or before January 1, 2032, a sum which will equal the principal amount of the Series 2008B (Burke) Bonds which will become due on January 1, 2032;

(c)           on or before January 1, 2033, a sum which will equal the principal amount of the Series 2008B (Burke) Bonds which will become due on January 1, 2033; and

(d)           on or before any redemption date for the Series 2008B (Burke) Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2008B (Burke) Bonds which are to be redeemed on such date.

This Series 2008B (Burke) Note evidences the Loan (as defined in the Series 2008B (Burke) Loan Agreement hereinafter referred to) by the Burke Authority to Oglethorpe and the obligation of Oglethorpe to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of August 1, 2008 (the “Series 2008B (Burke) Loan Agreement”), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2008B (Burke) Bonds.

This Series 2008B (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the “Original Indenture”), as heretofore supplemented and as supplemented by the Forty-Third Supplemental Indenture, dated as of August 1, 2008 (the “Forty-Third Supplemental Indenture”), between Oglethorpe, as grantor, and U.S. Bank National Association, successor to SunTrust Bank, Atlanta, as trustee (in such capacity, the “Indenture Trustee”) (the Original Indenture, as supplemented, the “Indenture”).  Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2008B (Burke) Note and of the terms upon which this Series 2008B (Burke) Note is authenticated and delivered.  This Series 2008B (Burke) Note is created by the Forty-Third Supplemental Indenture and designated as the “Series 2008B (Burke) Note.”

All payments hereon are to be made to the Series 2008B (Burke) Trustee at its office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due.  As set forth in Section 4.6 of the Series 2008B (Burke) Loan Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Series 2008B (Burke) Loan Agreement.

This Series 2008B (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Series 2008B (Burke) Loan Agreement.

If the Series 2008B (Burke) Trustee shall accelerate payment of the Series 2008B (Burke) Bonds, all payments on this Series 2008B (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Series 2008B (Burke) Loan Agreement.  The Series 2008B (Burke) Loan Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2008B (Burke) Trustee.

No recourse shall be had for the payments required hereby or for any claim based herein or in the Series 2008B (Burke) Loan Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

This Series 2008B (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

This Series 2008B (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, Oglethorpe has caused this Series 2008B (Burke) Note to be executed in its corporate name by its Chief Financial Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Elizabeth B. Higgins
Chief Financial Officer
(SEAL)

Attest:

Patricia N. Nash
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Agent

Exhibit G

[Form of Series 2008C (Burke) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF AUGUST 1, 2008, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION

(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2008C (BURKE) NOTE DATE: AUGUST 27, 2008

(VOGTLE PROJECT)

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (“Oglethorpe”), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the “Burke Authority”) to issue $155,035,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2008C (the “Series 2008C (Burke) Bonds”) and to loan the proceeds thereof to Oglethorpe, hereby promises to pay to U.S. Bank National Association (the “Series 2008C (Burke) Trustee”), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of August 1, 2008, from the Burke Authority to the Series 2008C (Burke) Trustee (the “Series 2008C (Burke) Indenture”), or its successor in trust, the principal sum of $155,035,000, together with interest and prepayment premium (if any) thereon as follows:

(a)           on or before each Interest Payment Date (as defined in the Series 2008C (Burke) Indenture), a sum which will equal the interest on the Series 2008C (Burke) Bonds which will become due on such Interest Payment Date on the Series 2008C (Burke) Bonds;

(b)           on or before January 1, 2041, a sum which will equal the principal amount of the Series 2008C (Burke) Bonds which will become due on January 1, 2041;

(c)           on or before January 1, 2042, a sum which will equal the principal amount of the Series 2008C (Burke) Bonds which will become due on January 1, 2042;

(d)           on or before January 1, 2043, a sum which will equal the principal amount of the Series 2008C (Burke) Bonds which will become due on January 1, 2043; and

(e)           on or before any redemption date for the Series 2008C (Burke) Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2008C (Burke) Bonds which are to be redeemed on such date.

This Series 2008C (Burke) Note evidences the Loan (as defined in the Series 2008C (Burke) Loan Agreement hereinafter referred to) by the Burke Authority to Oglethorpe and the obligation of Oglethorpe to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of August 1, 2008 (the “Series 2008C (Burke) Loan Agreement”), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2008C (Burke) Bonds.

This Series 2008C (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the “Original Indenture”), as heretofore supplemented and as supplemented by the Forty-Third Supplemental Indenture, dated as of August 1, 2008 (the “Forty-Third Supplemental Indenture”), between Oglethorpe, as grantor, and U.S. Bank National Association, successor to SunTrust Bank, Atlanta, as trustee (in such capacity, the “Indenture Trustee”) (the Original Indenture, as supplemented, the “Indenture”).  Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2008C (Burke) Note and of the terms upon which this Series 2008C (Burke) Note is authenticated and delivered.  This Series 2008C (Burke) Note is created by the Forty-Third Supplemental Indenture and designated as the “Series 2008C (Burke) Note.”

All payments hereon are to be made to the Series 2008C (Burke) Trustee at its office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due.  As set forth in Section 4.6 of the Series 2008C (Burke) Loan Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Series 2008C (Burke) Loan Agreement.

This Series 2008C (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Series 2008C (Burke) Loan Agreement.

If the Series 2008C (Burke) Trustee shall accelerate payment of the Series 2008C (Burke) Bonds, all payments on this Series 2008C (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Series 2008C (Burke) Loan Agreement.  The Series 2008C (Burke) Loan Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2008C (Burke) Trustee.

No recourse shall be had for the payments required hereby or for any claim based herein or in the Series 2008C (Burke) Loan Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

This Series 2008C (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

This Series 2008C (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, Oglethorpe has caused this Series 2008C (Burke) Note to be executed in its corporate name by its Chief Financial Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

By:
Elizabeth B. Higgins
Chief Financial Officer
(SEAL)

Attest:

Patricia N. Nash
Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Agent

Schedule 1

RECORDING INFORMATION

FOR

                         COUNTY, GEORGIA

DOCUMENT	RECORDING INFORMATION	DATE OF RECORDING

Original Indenture

First Supplemental Indenture

Second Supplemental Indenture

Third Supplemental Indenture

Fourth Supplemental Indenture

Fifth Supplemental Indenture

Sixth Supplemental Indenture

Seventh Supplemental Indenture

Eighth Supplemental Indenture

Ninth Supplemental Indenture

Tenth Supplemental Indenture

Eleventh Supplemental Indenture

Twelfth Supplemental Indenture

Thirteenth Supplemental Indenture

Fourteenth Supplemental Indenture

Fifteenth Supplemental Indenture

Sixteenth Supplemental Indenture

Seventeenth Supplemental Indenture

Eighteenth Supplemental Indenture

Nineteenth Supplemental Indenture

Twentieth Supplemental Indenture

Twenty-First Supplemental Indenture

Twenty-Second Supplemental Indenture

DOCUMENT	RECORDING INFORMATION	DATE OF RECORDING

Twenty-Third Supplemental Indenture

Twenty-Fourth Supplemental Indenture

Twenty-Fifth Supplemental Indenture

Twenty-Sixth Supplemental Indenture

Twenty-Seventh Supplemental Indenture

Twenty-Eighth Supplemental Indenture

Twenty-Ninth Supplemental Indenture

Thirtieth Supplemental Indenture

Thirty-First Supplemental Indenture

Thirty-Second Supplemental Indenture

Thirty-Third Supplemental Indenture

Thirty-Fourth Supplemental Indenture

Thirty-Fifth Supplemental Indenture

Thirty-Sixth Supplemental Indenture

Thirty-Seventh Supplemental Indenture

Thirty-Eighth Supplemental Indenture

Thirty-Ninth Supplemental Indenture

Fortieth Supplemental Indenture

Forty-First Supplemental Indenture

Forty-Second Supplemental Indenture